UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 19, 2010

SPARTAN MOTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-13611 (Commission File No.)	38-2078923 (IRS Employer Identification No.)

1000 Reynolds Road, Charlotte, Michigan (Address of Principal Executive Offices)	48813 (Zip Code)

517-543-6400

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

On May 19, 2010, Spartan Motors, Inc. (the "Company") held its 2010 Annual Meeting of Shareholders, at which meeting 27,179,211 of the 32,888,591 shares outstanding and entitled to vote were present and voted.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies.  The proposals are described in detail in the Company's Proxy Statement dated as of, and filed with the Securities and Exchange Commission on, April 19, 2010.  The voting results are as follows:

Proposal 1 – Election of Directors

            The following two individuals were elected to serve as directors of the Company to hold office for three (3)-year terms expiring in 2013:

Nominee	For	Withheld
Ronald Harbour	22,151,084	261,040
Richard F. Dauch	22,117,189	294,935

Proposal 2 – Ratification of the Appointment of BDO Seidman, LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2010

            The shareholders ratified the appointment of BDO Seidman, LLP to serve as the Company's auditors for the fiscal year ended December 31, 2010.

For	Against	Abstain
26,780,476	350,106	48,629

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2010	SPARTAN MOTORS, INC. /s/ Joseph M. Nowicki By: Joseph M. Nowicki Its: Chief Financial Officer